UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported):  January 15, 2008

THERAVANCE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-30319 (Commission File Number)	94-3265960 (I.R.S. Employer Identification Number)

901 Gateway Boulevard
South San Francisco, California 94080
(650) 808-6000

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On January 3, 2008 Theravance, Inc. and GlaxoSmithKline Plc issued a joint press release with information regarding a recently-completed Phase 2 study of the lead inhaled corticosteroid (ICS) GW685698 (‘698) asset in the ‘Horizon’ program to develop a next-generation combination product involving an ICS and a long-acting beta agonist. In the Phase 2 study, ‘698 demonstrated once-a-day efficacy in patients with moderate asthma, with improvements in lung function in excess of 200mL.  Further information regarding the results of this Phase 2 study of ‘698 are summarized in the slide on Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1         Slide Regarding ‘698 ICS Phase 2 QD Dose-Ranging Study

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERAVANCE, INC.

Date: January 15, 2008	By:	/s/ Rick E Winningham
Rick E Winningham
Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Slide Regarding ‘698 ICS Phase 2 QD Dose-Ranging Study